WAYCROSS INDEPENDENT TRUST

Waycross Long/Short Equity Fund

(WAYEX)

Waycross Focused Equity Fund

(WAYFX)

Supplement dated February 2, 2021

To the Funds’ Prospectus and Statement of Additional Information

dated August 14, 2020

Notice of special shareholder meeting

At a special meeting of shareholders expected to be held on or about March 19, 2021 (the “Meeting”), shareholders of the Waycross Long/Short Equity Fund (the ““L/S Fund”) will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and the Fund’s existing adviser, Waycross Partners, LLC (“Waycross”). Shareholders of the Waycross Focused Equity Fund (the “Focused Equity Fund”) will be asked to approve a new investment advisory agreement by written consent.

Shareholders of record as of January 29, 2021, will be eligible to vote at the Meeting. Proxy materials containing additional information about the New Agreement will be mailed to such shareholders in February 2021.

Summary of expected change of control

On January 31, 2021, a member of Waycross increased its ownership in Waycross to more than 25%. Under the Investment Company Act of 1940, as amended (the “1940 Act”), this transaction constituted a change in control of Waycross, which in turn resulted in the assignment and termination of the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust and Waycross. Shareholders are being asked to vote on the New Advisory Agreement to allow Waycross to continue managing the assets of the Fund.

The change of control will not result in any changes to the Fund’s investment strategy or the daily management of the Fund, or in any increase in the fees and expenses of the Fund.

Interim Investment Advisory Agreement

At a meeting on January 20, 2021, the Board of Trustees of the Trust (the “Board”), in anticipation of the transaction, approved an interim investment advisory agreement (the “Interim Agreement”) between the Trust and Waycross to take effect on the termination of the Current Advisory Agreement. Pursuant to the Interim Agreement, Waycross will continue to provide advisory services to the Funds until the earlier of: (i) the date on which the Funds’ shareholders approve the New Advisory Agreement; or (ii) 150 days from the date of the termination. The Interim Agreement is identical in all material respects to the Current Advisory Agreement. However, under the Interim Agreement, all investment advisory fees will be held in escrow pending the approval of the New Advisory Agreement by the Fund.

Also at the meeting on January 20, 2021, the Board approved the New Advisory Agreement and a new expense limitation agreement between the Trust and Waycross, which is identical in all material respects to the current expense limitation agreement between the Trust and Waycross.

This Supplement revises information in the Fund’s Prospectus and Statement of Additional Information dated August 14, 2020. If you would like another copy of the Fund’s Prospectus, call us at 1-866-267-4304 or write us at Waycross Long/Short Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE